LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

SUPPLEMENT DATED MAY 31, 2012 TO THE

SUMMARY PROSPECTUS DATED DECEMBER 29, 2011 OF EACH OF

WESTERN ASSET PREMIUM LIQUID RESERVES

WESTERN ASSET PREMIUM TAX FREE RESERVES

WESTERN ASSET PREMIUM U.S. TREASURY RESERVES

The last sentence of the legend on the cover of each fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 29, 2011 and as may be amended or supplemented, the fund’s statement of additional information, dated December 29, 2011, as supplemented on May 31, 2012 and as may be further amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2011, are incorporated by reference into this Summary Prospectus.

WASX014649